As filed with the Securities and Exchange Commission on April 22, 1998.
                                                Registration No. 333-46425
============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                              _________________

                       POST-EFFECTIVE AMENDMENT NO. 1
                                     TO
                                  FORM S-3

                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933
                              _________________

                              ACTIVISION, INC.
           (Exact name of registrant as specified in its charter)

              Delaware                                94-2606438
   (State or other jurisdiction of                 (I.R.S. Employer
   incorporation or organization)                Identification No.)

                          3100 Ocean Park Boulevard
                       Santa Monica, California  90405
                               (310) 255-2000
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              _________________

                              Robert A. Kotick
              Chairman of the Board and Chief Executive Officer
                              ACTIVISION, INC.
                          3100 Ocean Park Boulevard
                       Santa Monica, California  90405
                               (310) 255-2000
    (Name, address, including zip code, and telephone number, including area code, of agent for service)
                              _________________

                                 Copies To:

               Robinson Silverman Pearce Aronsohn & Berman LLP
                         1290 Avenue of the Americas
                          New York, New York  10104
                   Attention:  Kenneth L. Henderson, Esq.
                       Telephone No.:  (212) 541-2000
                       Facsimile No.:  (212) 541-1357


      Approximate date of commencement of proposed sale to the public:
From time to time after the effective date of this Registration Statement.


==========================================================================

                                   PART II

                   INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits

     (a)  Exhibits:

     5.1 Opinion of Robinson Silverman Pearce Aronsohn & Berman LLP as to legality of securities being registered.*

     23.1 Consent of Robinson Silverman Pearce Aronsohn & Berman LLP (included as part of Exhibit 5.1).*

     23.2 Consent of Coopers & Lybrand LLP.*

     23.3 Consent of KPMG Peat Marwick LLP.*

     23.4 Consent of KPMG Peat Marwick LLP.*

     23.5 Consent of Grant Thornton.*

     24.1 Power of attorney (included on signature page).*

     25.1 Form T-1 Statement of Eligibility and Qualification of State Street Bank and Trust Company of California, N.A. under the Trust Indenture Act of 1939.
___________________
*    Filed previously.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Los Angeles, State of California, on April 21, 1998.

                         ACTIVISION, INC.

                         By:/s/ Brian G. Kelly
                            -------------------------------
                            Brian G. Kelly, President and
                            Chief Operating Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Name                             Title                       Date
     ----                             -----                       ----

*/s/ Robert A. Kotick      Chairman, Chief Executive Officer   April 21, 1998
-----------------------    (Principal Executive Officer)
(Robert A. Kotick)          and Director

/s/ Brian G. Kelly         Chief Operating Officer,            April 21, 1998
-----------------------     President and Director
(Brian G. Kelly)

*/s/ Barry J. Plaga        Chief Financial Officer             April 21, 1998
-----------------------    (Principal Financial and
(Barry J. Plaga)            Accounting Officer)
*/s/ Harold A. Brown       Director                            April 21, 1998
(Harold A. Brown)

*/s/ Barbara S. Isgur      Director                            April 21, 1998
-----------------------
(Barbara S. Isgur)

-----------------------    Director
(Steven T. Mayer)

*/s/ Robert J. Morgado     Director                            April 21, 1998
-----------------------
(Robert J. Morgado)

*By: /s/ Brian G. Kelly                                        April 21, 1998
-----------------------
(Brian G. Kelly)
(Attorney-in-fact)

                                EXHIBIT INDEX



                                                                 Page Number
                                                                  in Signed
                                                                Registration
Exhibit No.             Description                               Statement
----------              -----------                             -------------

 5.1     Opinion of Robinson Silverman Pearce Aronsohn & Berman
         LLP as to legality of securities being registered.*

23.1     Consent of Robinson Silverman Pearce Aronsohn & Berman
         LLP (included as part of Exhibit 5.1).*

23.2     Consent of Coopers & Lybrand LLP.*

23.3     Consent of KPMG Peat Marwick LLP.*

23.4     Consent of KPMG Peat Marwick LLP.*

23.5     Consent of Grant Thornton.*

24.1     Power of attorney (included on signature page).*

25.1 Form T-1 Statement of Eligibility and Qualification of State Street Bank and Trust Company of California, N.A. under the Trust Indenture Act of 1939.


__________________
*   Filed previously.